HEINER'S BAKERY, INC.
                      Consolidated Financial Statements
                   December 30, 1995 and December 31, 1994

HEINER'S BAKERY, INC.

Consolidated Financial Statements
December 30, 1995 and December 31, 1994
Index
----------------------------------------------------------------------
                                                                Page

Consolidated Financial Statements:

     Report of Independent Accountants                            1

     Consolidated Balance Sheet as of December 30, 1995,
      December 31, 1994 and September 7, 1996                     2

     Consolidated Statement of Earnings for the Fiscal Years
      Ended December 30, 1995, December 31, 1994 and
      December 25, 1993 and the 36 Weeks Ended
      September 7, 1996 and September 9, 1995                     3

     Consolidated Statement of Stockholders' Equity
      for the Fiscal Years Ended December 30, 1995,
      December 31, 1994 and December 25, 1993                     4

     Consolidated Statement of Cash Flows for the Fiscal Years
      Ended December 30, 1995, December 31, 1994 and
      December 25, 1993 and the 36 Weeks Ended
      September 7, 1996 and September 9, 1995                     5

     Notes to Consolidated Financial Statements                   6

                     REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Stockholders of
Heiner's Bakery, Inc.


In our opinion, the accompanying consolidated balance sheets and the related statements of earnings and of cash flows present fairly, in all material respects, the financial position of Heiner's Bakery, Inc. at December 30, 1995 and December 31, 1994, and the results of their operations and their cash flows for each of the three fiscal years in the period ended December 30, 1995 in conformity with generally accepted accounting principles. These financial statements are the responsibility of Heiner's Bakery, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

St. Louis, Missouri
January 10, 1997

HEINER'S BAKERY, INC.

Consolidated Balance Sheet
As of December 30, 1995, December 31, 1994
and September 7, 1996
Page 2
----------------------------------------------------------------------

                                    December 30,     December 31,     September 7,
                                       1995            1994              1996
                                                                       (Unaudited)
Assets
Current assets:
   Cash and cash equivalents       $  8,286,584      $ 10,814,548    $  8,277,553
   Investments                       10,944,958         4,184,778      11,897,526
   Accounts receivable, net           2,440,340         2,288,806       3,034,552
   Inventories                          505,211           490,100         475,655
Prepaid and other current assets        484,837           365,123         774,295
                                    -----------      ------------     -----------
     Total current assets            22,661,930        18,143,355      24,459,581

Plant and equipment, net             11,969,304        13,245,016      10,917,954

     Total assets                  $ 34,631,234      $ 31,388,371    $ 35,377,535
                                    ===========      ============     ===========

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                $    289,878      $    344,517    $    807,518
   Accrued salaries, wages and
     benefits                           459,458           484,351         495,596
   Other current liabilities            198,505           171,114         121,785
                                    -----------      ------------     -----------
     Total current liabilities          947,841           999,982       1,424,899

Other noncurrent liabilities          1,143,066         1,120,248       1,123,151

Stockholders' Equity:
   Retained earnings                 28,345,985        25,073,799      28,635,143
   Common stock                       5,820,378         5,820,378       5,820,378
   Treasury stock                    (1,626,036)       (1,626,036)     (1,626,036)
                                    -----------      ------------     -----------
     Total equity                    32,540,327        29,268,141      32,829,485
                                    -----------      ------------     -----------

   Total liabilities and
     stockholders' equity          $ 34,631,234      $ 31,388,371    $ 35,377,535
                                    ===========      ============     ===========





                         The accompanying notes are an
                  integral part of these financial statements.

HEINER'S BAKERY, INC.

Consolidated Statement of Earnings
Fiscal Years Ended December 30, 1995,
December 31, 1994 and December 25, 1993,
and the 36 Weeks Ended September 7, 1996
and September 9, 1995
Page 3
----------------------------------------------------------------------

                                       Fiscal Year Ended                        36 Weeks Ended
                          December 30,     December 31,   December 25,    September 7,     September 9,
                             1995             1994*          1993            1996              1995
                                                                                  (Unaudited)
Net sales                $ 36,079,293     $ 34,574,294   $ 31,910,220    $ 27,941,007     $ 24,856,591
Cost of products sold      19,450,431       19,559,113     17,660,351      14,770,162       14,250,840
                         ------------     ------------   ------------    ------------     ------------

Gross profit               16,628,86       215,015,181     14,249,869      13,170,845       10,605,751

Marketing, distribution
 and administrative
 expense                   12,873,589       11,837,974     11,160,342       9,889,801        8,604,973
                         ------------     ------------   ------------    ------------     ------------

Operating income            3,755,273        3,177,207      3,089,527       3,281,044        2,000,778

Other income and
 expense
   Interest income          1,682,559          385,957        555,991         749,100     $  1,030,928
   Other income
     (expense), net            29,354           (2,184)        25,279          66,016            8,612
                         ------------     ------------   ------------    ------------     ------------

Net income               $  5,467,186     $  3,560,980   $  3,670,797    $  4,096,160     $  3,040,318
                         ============     ============   ============    ============     ============

Unaudited pro forma
 data (Note 5)

Income before income
 taxes                   $  5,467,186     $  3,560,980   $  3,670,797    $  4,096,160     $  3,040,318

Pro forma provision for
 income taxes               2,180,176        1,410,428      1,462,442       1,637,757        1,216,599
                         ------------     ------------   ------------    ------------     ------------

Pro forma net income     $  3,287,010     $  2,150,552   $  2,208,355    $  2,458,403     $  1,823,719
                         ============     ============   ============    ============     ============



*Fiscal year 1994 contains 53 weeks.

                         The accompanying notes are an
                  integral part of these financial statements.

HEINER'S BAKERY, INC.

Consolidated Statement of Stockholders' Equity
For the Fiscal Years Ended December 30, 1995,
December 31, 1994 and December 25, 1993
Page 4
----------------------------------------------------------------------

                                    Common      Treasury       Retained
                                    stock        stock         earnings      Total

Balance at December 26, 1992    $ 5,820,378  $ (1,626,036)  $ 24,889,503  $ 29,083,845
Distributions to stockholders                                 (5,197,281)   (5,197,281)
Net income                        -             -              3,670,797     3,670,797
                                -----------  ------------   ------------  ------------

Balance at December 25, 1993      5,820,378    (1,626,036)    23,363,019    27,557,361
Distributions to stockholders                                 (1,850,200)   (1,850,200)
Net income                        -             -              3,560,980     3,560,980
                                -----------  ------------   ------------  ------------

Balance at December 31, 1994      5,820,378    (1,626,036)    25,073,799    29,268,141
Distributions to stockholders                                 (2,195,000)   (2,195,000)
Net income                        -             -              5,467,186     5,467,186
                                -----------  ------------   ------------  ------------

Balance at December 30, 1995    $ 5,820,378  $ (1,626,036)  $ 28,345,985  $ 32,540,327
                                ===========  ============   ============  ============




                         The accompanying notes are an
                  integral part of these financial statements.

HEINER'S BAKERY, INC.

Consolidated Statement of Cash Flows
Fiscal Years Ended December 30, 1995,
December 31, 1994 and December 25, 1993,
and the 36 Weeks Ended September 7, 1996
and September 9, 1995
Page 5
----------------------------------------------------------------------

                                      Fiscal Year Ended                     36 Weeks Ended
                                        December 30,     December 31,     December 25,  September 7,  September 9,
                                           1995              1994            1993          1996          1995
                                                                                               (Unaudited)
Cash flows from operating activities:
   Net income                           $ 5,467,186      $ 3,560,980     $ 3,670,797    $ 4,096,160   $ 3,040,318
   Adjustments to reconcile
   earnings to net cash flow
   provided by operations:
   Unrealized (gain)/loss on
   trading securities                      (808,634)         242,857        (31,298)       (452,568)     (519,092)
     Depreciation                         1,977,272        2,019,011      1,941,941       1,390,543     1,476,329
     (Gain)/loss on disposal of assets      (12,091)          21,331          5,377         (55,266)        3,159
     Changes in operating assets
      and liabilities:
     Accounts receivable                   (149,452)        (102,687)      (162,624)       (589,567)     (321,197)
     Inventories                            (15,180)          (1,699)       (51,980)         53,984        22,556
     Prepaid and other current
      assets                               (121,730)          80,927       (251,367)       (318,531)     (147,103)
     Accounts payable                       (54,639)        (353,917)       171,973         517,640       438,116
     Other current liabilities               27,391           33,851         52,495         (76,720)      (47,474)
     Accrued salaries, wages and
      benefits                              (24,893)          41,641          4,822          36,138       234,874
     Other                                   22,818           (6,648)        (7,360)        (19,915)       26,216
                                          ---------        ----------     ----------      ----------   ----------

       Net cash flow from
        operations                        6,308,048        5,535,647      5,342,776       4,581,898     4,206,702
                                          ---------        ----------     ----------      ----------   ----------

Cash flows from investing activities:
   (Purchase)/sale of investments        (5,951,543)       3,734,898       (208,732)       (500,000)   (5,709,889)
   Capital expenditures                    (689,469)      (2,055,539)    (1,850,318)       (409,700)     (375,409)
   Proceeds from sale of fixed assets     -                    3,500      -                 125,773     -
                                          ---------        ----------     ----------      ----------   ----------

     Net cash (used for) provided
      by investing activities            (6,641,012)       1,682,859     (2,059,050)       (783,927)   (6,085,298)
                                          ---------        ----------     ----------      ----------   ----------

Cash flows from financing activities:
   Distributions to stockholders         (2,195,000)      (2,440,200)    (5,257,281)     (3,807,002)   (1,537,000)
   Repayment of loan                      -                -              1,203,126       -             -
                                          ---------        ----------     ----------      ----------   ----------

   Net cash used for financing
    activities                           (2,195,000)      (2,440,200)    (4,054,155)     (3,807,002)   (1,537,000)
                                          ---------        ----------     ----------      ----------   ----------

Net (decrease) increase in cash
 and cash equivalents                    (2,527,964)       4,778,306       (770,429)         (9,031)   (3,415,596)
Cash and cash equivalents,
 beginning of year                       10,814,548        6,036,242      6,806,671       8,286,584    10,814,548
                                          ---------        ----------     ----------      ----------   ----------

Cash and cash equivalents,
 end of year                            $ 8,286,584      $10,814,548    $ 6,036,242     $ 8,277,553   $ 7,398,952
                                         ==========       ==========     ==========      ==========    ==========

*Fiscal year 1994 contains 53 weeks.

                         The accompanying notes are an
                  integral part of these financial statements.

HEINER'S BAKERY, INC.

December 30, 1995 and December 31, 1994
Notes to Consolidated Financial Statements
Page 6
----------------------------------------------------------------------

1.  Basis of Presentation

    Description of the business
    Heiner's Bakery, Inc., along with its real estate holding affiliate, EEE Realty, Inc. (collectively, the Company), is a producer and distributor of packaged bakery products for sale to retail grocers and restaurants in West Virginia, Ohio and Kentucky. The Company, founded in 1905 has been family owned and operated for its entire existence. Its product lines include sandwich breads and buns which share common ingredients (flour or grain-based components) and similarities in the manufacturing process. All of the Company's products are sold under the Heiner's brand name.

     Manufacturing is located in a single, modern, 117,000 square feet facility in Huntington, West Virginia. Adjacent properties include a truck wash, a fleet maintenance garage, a surplus store, an employee parking lot, a storage facility and over-the-road transport parking facilities. In addition, the Company has distribution facilities in Charleston and Beckley, West Virginia and Gallipolis and Athens, Ohio. The Company's fresh baked goods are sold through approximately 100 active delivery routes.

     Heiner's Bakery, Inc. and EEE Realty Inc. are "S" corporations owned by the same stockholders. EEE Realty, Inc. owns all of the real estate used in the Company's operations and is the landlord of Heiner's Bakery, Inc. On November 30, 1996, the Company signed a definitive asset purchase agreement whereby certain assets would be acquired by The Earthgrains Company. The accompanying consolidated financial statements have been prepared on a historical basis and do not reflect the effects of the acquisition.

2.   Summary of Significant Accounting Principles and Policies

     The policies utilized by the Company in the preparation of the financial statements conform to generally accepted accounting principles and require management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates and assumptions.

     Principles of consolidation
     The consolidated financial statements of the Company include the accounts of Heiner's Bakery, Inc. and EEE Realty, Inc. All significant intercompany accounts and transactions have been eliminated.


     Revenue recognition
     Sales revenue and cost of products sold are recorded by the Company when products are shipped to customers.

     Fiscal year end
     The Company has a 52-53 week year that ends on the Saturday of or prior to December 31. The following table summarizes the periods covered in each of the 3 fiscal years.

                   Fiscal year              Period covered

                     1995        52-week period ended December 30, 1995
                     1994        53-week period ended December 31, 1994
                     1993        52-week period ended December 25, 1993

     Cash and cash equivalents
     Cash and cash equivalents include cash on hand and temporary investments with a maturity of 3 months or less.

     Inventories and production costs
     Inventories are valued at the lower of cost or market. Cost is determined under the first-in, first-out method. Obsolete or unsalable inventories are reflected at their estimated realizable values.

     Plant and equipment
     Plant and equipment is carried at cost and includes expenditures for new facilities and those which substantially increase the useful lives of existing facilities. Maintenance, repairs and minor renewals are expensed as incurred. When plant and equipment is retired or otherwise disposed, the related cost and accumulated depreciation are eliminated and any gain or loss on disposition is reflected in income or expense.

     Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets which range from 12 1/2 to 50 years for buildings and from 4 to 20 years for machinery and equipment.

     Income taxes
     The Company is a subchapter S corporation. Therefore, the Company's income is included in the stockholders' income for federal income tax purposes. While the Company is not subject to federal income tax, it is subject to certain state and local taxes. See Note 5 for unaudited pro forma income tax information.

     Research and development, advertising and promotional costs
     Research and development and advertising and promotional costs are expensed in the year in which such costs are incurred.

     Impairment of long-lived assets

HEINER'S BAKERY, INC.
December 30, 1995 and December 31, 1994
Notes to Consolidated Financial Statements
Page 7
----------------------------------------------------------------------

     The Company reviews long-lived assets for impairment whenever events or changes in business circumstances indicate the carrying amount of the assets may not be fully recoverable.

     Earnings per share information
     Given the ownership and capital structure of the Company, earnings per share information is not considered meaningful or relevant and has not been presented in the accompanying consolidated financial statements or notes thereto.

     Investments
     The Company accounts for its investments, primarily fixed income and equity securities, in accordance with Statement of Financial Accounting Standard No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115) which requires securities to be classified as held-to-maturity, available-for-sale or trading. The Company adopted SFAS 115 as of December 31, 1992, at which time all investments were classified as trading securities, based upon management's intention to generate short- and long-term profits from such investments. As required by SFAS 115, all such securities have been marked to fair market value at each balance sheet date, December 30, 1995, December 31, 1994 and December 25, 1993, and unrealized gains and losses have been included in the determination of net income for the years then ended.

     Unaudited interim financial statements
     In the opinion of management, the Company has made all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial position and results of operations and cash flows for the 36 weeks ended September 7, 1996 and September 9, 1995, as presented in the accompanying unaudited interim financial statements.

3.   Related-party transactions

     During fiscal 1993, the Company had a $1,203,126 note receivable outstanding from two of its stockholders. Interest was accrued at a rate equal to the applicable federal interest rate as defined in Section 1274 of the Internal Revenue Code of 1986. Interest paid totaled $163,126 for the fiscal year ended December 25, 1993. The note was repaid in full during fiscal 1993.

     The Company uses the rail car unloading services of Miller's Flour, an entity which is controlled by a principal stockholder of the Company. Such expenses, included in cost of goods sold, totaled $60,651, $59,279 and $54,472 for the fiscal years ended December 30, 1995, December 31, 1994 and December 25, 1993, respectively.

4.   Employee Benefit Plans

     Pension
     The Company sponsors two defined benefit pension plans, one plan for the benefit of all employees covered by a collective bargaining arrangement, and a second plan for all other employees. Each pension plan was fully funded as of December 30, 1995, December 31, 1994 and December 25, 1993.

     The components of net periodic pension cost for the fiscal years ended December 30, 1995, December 31, 1994 and December 25, 1993 and the reconciliation of the funded status of the Company's plans for the years then ended, in aggregate, are as follows:


                                                   1995         1994        1993
Components of net periodic pension cost:
   Service cost                                $  175,441   $  127,349  $  147,218
   Interest cost                                  292,499      250,603     233,351
   Actual return on assets                       (300,123)    (298,299)   (266,790)
   Net amortization and deferral                  (12,913)     (22,532)    (20,564)
                                               ----------   ----------  ----------

     Net periodic pension cost                 $  154,904   $   57,121  $   93,215
                                               ==========   ==========  ==========

   Reconciliation of funded status:
     Actuarial present value of benefit
     obligations:
     Vested benefit obligation                 $3,789,744   $3,006,801
     Nonvested benefit obligation                  60,483       26,481
                                               ----------   ----------

   Accumulated benefit obligation              $3,850,227   $3,033,282
                                               ==========   ==========

   Projected benefit obligation                $4,233,278   $3,732,482
   Actual plan assets at fair value             5,175,725    4,245,780
                                               ----------   ----------
   Plan assets greater than projected
    benefit obligation                            942,447      513,298
   Unrecognized net (loss) gain                  (162,640)     185,054
   Unrecognized transition liability             (448,682)    (469,245)
                                               ----------   ----------

   Prepaid pension cost recognized
    in the balance sheet                       $  331,125   $  229,107
                                               ==========   ==========


                                             1995              1994             1993
   Major assumptions:
     Discount rate                           7 1/4%             8%             7 1/2%







HEINER'S BAKERY, INC.

December 30, 1995 and December 31, 1994
Notes to Consolidated Financial Statements
Page 8


     Rate of return on plan assets     6 3/4% - 7 1/4%    6 3/4% - 8% 6     3/4% - 7 1/2%


     Deferred compensation
     The Company has deferred compensation agreements with certain key employees to provide monthly payments for a period up to 10 years, upon the employee both reaching 65 years of age and retiring from the Company. The liability associated with such agreements, included in noncurrent liabilities, was $1,127,066 and $1,104,248 at December 30, 1995 and December 31, 1994, respectively. The present value of the obligation was discounted at rates of 7 1/4%, 8% and 7 1/2% at December 30, 1995, December 31, 1994 and December 25, 1993, respectively.

5.   Unaudited Pro Forma Information

     Income taxes
     The Company has calculated the fiscal year ended December 30, 1995, December 31, 1994 and December 25, 1993, and the 36 weeks ended September 7, 1996 and September 9, 1995 pro forma provisions for income taxes under Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes."

     The pro forma income tax provisions are as follows:


                                        Fiscal Year Ended                     36 Weeks Ended
                        December 30,     December 31,    December 25,    September 7,   September 9,
                           1995             1994            1993            1996           1995
Current tax provision:
   Federal              $ 1,337,057      $   957,327     $   907,714     $ 1,098,984    $   729,745
   State                    388,931          278,473         264,040         319,679        212,272
                        -----------      -----------     -----------     -----------    -----------

                          1,725,988        1,235,800       1,171,754       1,418,663        942,017
Deferred tax provision:
   Federal                  351,842          135,277         225,184         169,724        212,708
   State                    102,346           39,351          65,504          49,370         61,874
                        -----------      -----------     -----------     -----------    -----------


   Total provision      $ 2,180,176      $ 1,410,428     $ 1,462,442     $ 1,637,757    $ 1,216,599


     The difference in pro forma income taxes provided and the amounts determined by applying the federal statutory tax rate to income before income taxes result from the following:




                                        Fiscal Year Ended                     36 Weeks Ended
                        December 30,     December 31,    December 25,    September 7,   September 9,
                           1995             1994            1993            1996           1995
Tax at federal
 statutory rate         $ 1,851,669      $ 1,197,844     $ 1,241,123     $ 1,392,694    $ 1,033,708

State income taxes, net
  of federal income tax
  benefit                   324,243          209,764         217,499         243,572        180,937
  Other                       4,264            2,820           3,820           1,491          1,954
                        -----------      -----------     -----------     -----------    -----------
                        $ 2,180,176      $ 1,410,428     $ 1,462,442     $ 1,637,757    $ 1,216,599
                        ===========      ===========     ===========     ===========    ===========



6.   Leases

     The Company has commitments under operating leases for vehicles used in its operations. Rental expense in fiscal 1995, 1994 and 1993 was $9,245, $0 and $0, respectively.

     Minimum Future Lease Payments

        1996         $ 30,336
        1997           30,336
        1998           30,336
        1999           30,336
        2000           30,336

7.   Sales to Major Customers and Concentration of Credit Risk

     During the fiscal years ended December 30, 1995, December 31, 1994 and December 25, 1993, sales to one customer amounted to 17%, 17% and 16%, respectively, of total sales revenue. Although the Company is affected by the creditworthiness of its customers, management does not believe significant credit risk exists at December 30, 1995.

8.   Investments

     The Company's investments are comprised of fixed income and equity securities, all classified as trading securities (see Note 1), which are carried at their fair value based upon the quoted market prices of those investments at December 30, 1995, December 31, 1994, and December 25, 1993. Accordingly, net realized and unrealized gains and losses on trading securities are included in net income. The Company recorded an unrealized gain of $808,634 for the fiscal year ended December 30, 1995, an unrealized loss of $242,857 for the fiscal year ended December 31, 1994 and an unrealized gain of $31,298 for the fiscal year ended December 25, 1993.

9.   Stockholder Distributions

     The Company makes quarterly distributions to provide the stockholders with funds for estimated quarterly tax deposits.
10.  Litigation

     The Company is, from time to time, a party to litigation arising in the normal course of its business. Management believes that such actions will not have a material adverse impact on its operations.

HEINER'S BAKERY, INC.

December 30, 1995 and December 31, 1994
Notes to Consolidated Financial Statements
Page 9
----------------------------------------------------------------------

11.  Supplemental Balance Sheet Information


                                            December 30,       December 31,       September 7,
                                               1995               1994                1996
                                                                                  (Unaudited)
Receivables:
   Trade                                   $  2,486,790       $  2,318,323        $  3,105,285
   Allowance for doubtful accounts              (23,827)            (6,825)            (23,682)
   Allowance for returns                        (22,623)           (22,692)            (47,051)
                                           ------------       ------------        ------------
                                           $  2,440,340       $  2,288,806        $  3,034,552
                                           ============       ============        ============
Other assets:
   Prepaid pension asset                   $    331,125       $    229,107        $    447,991
   Workers' compensation                        106,595             82,422             114,283
   Other receivables                              3,186              9,663              51,515
   Prepaid health insurance                                                            116,575
   Receivable from pension plan                  43,931             43,931              43,931
                                           ------------       ------------        ------------
                                           $    484,837       $    365,123        $    774,295
                                           ============       ============        ============
Plant and equipment:
   Land                                    $  1,243,742       $  1,212,242        $  1,243,742
   Buildings                                  5,394,933          5,301,331           5,396,229
   Machinery and equipment                   15,420,497         15,744,131          15,547,674
   Transportation equipment                   3,128,268          3,092,941           3,237,667
                                           ------------       ------------        ------------
                                             25,187,440         25,350,645          25,425,312
     Less - Accumulated depreciation        (13,218,136)       (12,105,629)        (14,507,358)
                                           ------------       ------------        ------------
                                           $ 11,969,304       $ 13,245,016        $ 10,917,954
                                           ============       ============        ============
Accrued salaries, wages and benefits:
   Accrued payroll                         $    198,098       $    235,464        $    238,206
   Accrued vacation                             261,360            248,887             257,390
                                           ------------       ------------        ------------
                                           $    459,458       $    484,351        $    495,596
                                           ============       ============        ============
Other current liabilities:
   Accrued workers' compensation           $    198,505       $    171,114        $    121,785
                                           ------------       ------------        ------------
                                           $    198,505       $    171,114        $    121,785
                                           ============       ============        ============


12.  Subsequent event

     On November 30, 1996, the Company signed a definitive asset purchase agreement whereby certain assets would be acquired by The Earthgrains Company.


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